UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2011

ALTO GROUP HOLDINGS, INC.
(Exact  Name of Registrant as Specified in Charter)

Nevada	000-53592	27-0686507
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

245 Park Avenue, Suite 2431 New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 803-8187

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

     On May 17, 2011, the Board and holders of a majority of the voting rights of the Company’s capital stock issued and outstanding approved a restatement of the Company’s Articles of Incorporation.  The purpose of the restatement of the Articles of Incorporation was to increase the number of authorized shares of Common Stock from 350,000,000 to 750,000,000 shares.  A copy of the amended and restated Articles of Incorporation of the Company is attached as an exhibit to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

    3(i)           Amended and Restated Articles of Incorporation of Alto Group Holdings, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alto Group Holdings, Inc.

Date: May 17, 2011	By:	/s/ Mark Klok
Mark Klok
Chief Executive Officer